EXHIBIT 10.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of June 9, 2010, among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”), the undersigned Guarantor (the “Guarantor”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, together with its successors in such capacity, “Agent”, and in its individual capacity “Wells Fargo”).

W I T N E S S E T H:

WHEREAS, Borrower, the Guarantor, Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 2009, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 6, 2009, as amended by that certain Third Amendment and Limited Waiver to Amended and Restated Credit Agreement dated as of November 6, 2009, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 7, 2009 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”), whereby Agent and the Lenders agreed to make available to Borrower a credit facility upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, Borrower and Guarantor have asked Agent and the Lenders to amend certain provisions of the Credit Agreement to reflect certain changes therein; and

WHEREAS, Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.     Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2.     Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 4 hereof, Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of the term “Revolving Credit Termination Date”, in its entirety, as follows:

“‘Revolving Credit Termination Date’ shall mean the earlier to occur of (i) January 8, 2012 or (ii) the date that the Commitments are sooner terminated pursuant to Section 2.03(b) or 10.02.”

SECTION 3.    Borrowing Base Redetermination.  Agent and the Majority Lenders agree that the Borrowing Base on June 9, 2010 shall be One Hundred Million Dollars ($100,000,000) until such time as the Borrowing Base is redetermined in accordance with Section 2.08 of the Agreement; provided, however, that only Ninety Five Million Dollars ($95,000,000) of the Borrowing Base shall be available for borrowings until the Borrower shall have entered into additional commodity contracts under Hedging Agreements acceptable to Agent that provide an incremental $3,000,000 in present value discounted at 9% relative to the current Wells Fargo oil and gas price deck, provided that at such time such hedging contracts are entered into, the Borrowing Base has not otherwise been redetermined pursuant to provisions under the Credit Agreement.

SECTION 4.     Conditions of Effectiveness.  The obligations of Agent and the Lenders to amend the Credit Agreement as provided in Section 2 hereof are subject to the fulfillment of the following conditions precedent:

(a)           Borrower and Guarantor shall have delivered to Agent four duly executed counterparts of this Amendment;

(b)           Borrower shall have paid all reasonable fees and expenses which are due and payable by Borrower on or prior to the date hereof under the Loan Documents;

(c)           no Material Adverse Effect shall have occurred; and

(d)           no Default or Event of Default shall have occurred.

SECTION 5.     Representations and Warranties.  Borrower and Guarantor each represents and warrants to Agent and the Lenders, with full knowledge that Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)           It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)           The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)           This Amendment does not and will not violate any provision of any of the organizational documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Agreement.

(d)           Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person (other than all Lenders), including, without limitation, any regulatory authority, governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e)           As of the date of this Amendment, it is solvent.

(f)           After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g)           Except to the extent expressly set forth herein as the contrary, nothing in this Section 5 is intended to amend any of the representations or warranties contained in the Credit Agreement or the Loan Documents to which Borrower or Guarantor is a party.

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SECTION 6.     Reference to and Effect on the Agreement.

(a)           Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Agreement.

(b)           Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 7.     Cost, Expenses and Taxes.  Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees, and agrees to save Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 8.     Extent of Amendment.  Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment.  Borrower hereby ratifies and confirms that:

                (a)   except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

                (b)   each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; and

                (c)   the collateral is unimpaired by this Amendment.

SECTION 9.     Grant and Affirmation of Security Interest.  Borrower hereby confirms and agrees that:

                (a)   except as otherwise expressly set forth herein any and all liens, security interests and other security or collateral now or hereafter held by Agent or Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations; and

                (b)   the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 10.   Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Agent and the Lenders to enter into this Amendment, Borrower and Guarantor each represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or Guarantor to Agent or Lenders.

SECTION 11.   Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or

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in portable document format (.pdf) and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 12.   Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 13.   Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 14.   NO ORAL AGREEMENTS.  The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings.  The agreement (as amended in writing from time to time) and the other written loan documents executed by Borrower, Guarantor,  Agent and Lenders (together with all fee letters as they relate to the payment of fees after the date hereof) represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties.  There are no unwritten oral agreements between such parties.

SECTION 15.   No Waiver.  Borrower and Guarantor each agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Agent or the Lenders, nor any other action or inaction on behalf of Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Default or Event of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Agent or the Lenders or a waiver of any of the rights or remedies of Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

SECTION 16.  Lender Consent.  Each Lender hereby consents, in accordance with Section 9.01(k) of the Agreement, that upon the effectiveness of this Amendment the maturity date of any Debt under the Second Lien Loan Agreement shall be within twelve months following the Revolving Credit Termination Date as amended herein.

SECTION 17.  Assignment of Commitment.  Fortis Capital Corp. (“Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas.  Agent and Borrower hereby consent to the assignment by the Departing Lender of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas.  Effective as of the date hereof, (a) the Commitment of the Departing Lender shall terminate and BNP Paribas shall be deemed to have acquired the Departing Lender's Commitment and (b) such acquisition of the Departing Lender's Commitment shall be deemed to have been consummated pursuant to the terms of the Assignment Agreement attached as Exhibit E to the  Credit Agreement (which is incorporated herein by reference as if fully set forth herein) as if Departing Lender and BNP Paribas had executed an Assignment Agreement with respect to such acquisition.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

CRIMSON EXPLORATION INC.,
a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

GUARANTOR:

CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Shiloh Davila
Name:	Shiloh Davila
Title:	Assistant Vice President

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Lucy Walker
Name:	Lucy Walker
Title:	Vice President

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

FORTIS CAPITAL CORP.

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

BNP PARIBAS

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

REGIONS BANK

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)

BANK OF TEXAS, NA

By:	/s/ Trudy W. Nelson
Name:	Trudy W. Nelson
Title:	Senior Vice President

Signature Page to Fifth Amendment to
Amended and Restated Credit Agreement
(Crimson Exploration Inc.)